THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT AND SUCH LAWS WITH RESPECT TO THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


OPTION CERTIFICATE                                  300,000 COMMON STOCK OPTIONS
NO. 200

                             USA TECHNOLOGIES, INC.
                             ----------------------

                              COMMON STOCK OPTIONS
                              --------------------

                  (These Options will be void if not exercised
                   by the Termination Dates specified below.)

      1. Options. Subject to the terms and conditions hereof, this certifies that DAVID M. DeMEDIO is the owner of 300,000 Options (the "Options") of USA Technologies, Inc. (the "Company"), a Pennsylvania corporation. Each Option, when vested in accordance with Section 3 hereof, entitles the owner hereof to purchase from the Company at any time prior to 5:00 p.m. on the second annual anniversary of the vesting of such Option (the "Termination Date"), one fully paid and non-assessable share of the Company's Common Stock, without par value (the "Common Stock"), subject to adjustment as provided in Section 8 hereof.

      2. Option Price. The Options, when vested, shall be exercised by delivery to the Company (prior to the Termination Date for such Options) of the option price for each share of Common Stock being purchased hereunder (the "Option Price"), this Certificate, and the completed Election To Purchase Form which is attached hereto. The Option Price shall be $.20 per share of Common Stock to be purchased pursuant to each Option issued pursuant hereto. The Option Price shall be subject to adjustment as provided in Section 8 hereof. The Option Price is payable either in cash or by certified check or bank draft payable to the order of the Company.

      3. Vesting of Options.

            a. Notwithstanding anything contained herein to the contrary, and subject to Section 8(d)(iii), the Options represented by this Certificate shall only become vested and exercisable by DeMEDIO in accordance with the terms and conditions set forth in this Section 3. If DeMEDIO is employed by the Company as of the date set forth in Column "A" below, the number of Options set forth in Column "B" below shall on such date become irrevocably and absolutely vested and exercisable.

                   Column "A"                       Column "B"

                   Vesting Date                   Options Vested

                   July 31, 2005                       37,500
                   October 31, 2005                    37,500
                   January 31, 2006                    37,500
                   April 30, 2006                      37,500
                   July 31, 2006                       37,500
                   October 31, 2006                    37,500
                   January 31, 2007                    37,500
                   April 30, 2007                      37,500
                                                      -------

                       Total . . . . . . . . .        300,000

            b. The Employment And Non-Competition Agreement dated April 12, 2005 between DeMEDIO and the Company, including any and all supplements, amendments, restatements, or modifications thereto made from time to time in the future (the "Employment Agreement"), is hereby incorporated herein by reference. The terms and conditions thereof shall be used to determine whether DeMEDIO is employed by the Company on any particular vesting date. Therefore, and as set forth in the Employment Agreement (as existing on the date hereof), DeMEDIO's employment would be considered terminated upon his death or disability under Section 4 thereof, or upon notice given to DeMEDIO by the Company under Section 3 thereof, or upon notice given by the Company or DeMEDIO under Section 1(a) thereof.

            c. If pursuant hereto DeMEDIO shall not become vested in any particular Option or Options, he shall only forfeit the Option or Options not so vested. Any Option or Options previously vested pursuant hereto shall nevertheless remain fully vested and exercisable all in accordance with the terms hereof.

      4. Exercise. Upon the surrender of this Certificate and payment of the Option Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of this Option and in such name or names as the registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of any Option. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock on and as of the date of the delivery to the Company of this Certificate and payment of the Option Price as aforesaid. If, however, at the date of surrender of this Certificate and payment of such Option Price, the transfer books for the Common Stock purchasable upon the exercise of any Option shall be closed, the certificates for the Common Stock in respect to which any such Option are then exercised shall be issued and the owner of such Common Stock shall become a record owner of such Common Stock on and as of the next date on which such books shall be opened, and until such date the Company shall be under no duty to deliver any certificate for such Common Stock.

      5. Partial Exercise. The rights of purchase represented by the Options shall be exercisable, at the election of the registered holder hereof, either as an entirety, or from time to time for any part of the Common Stock specified herein and, in the event that the Options are exercised with respect to less than all of the Common Stock specified herein at any time prior to the Termination Date, a new Certificate will be issued to such registered holder for the remaining number of Options not so exercised.

      6. Termination Date. All of the Options must be exercised in accordance with the terms hereof prior to the Termination Date relating to any such Option. At and after the Termination Date relating to any such Option any and all unexercised rights hereunder relating to such Option shall become null and void and such Option shall without any action on behalf of the Company become null and void.

      7. Lost, Mutilated Certificate. In case this Common Stock Option Certificate shall become mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the Certificate lost, stolen, or destroyed, a new Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such certificate and indemnity, if requested, also satisfactory to the Company.

      8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Option Price and number of shares of Common Stock subject to the Options shall be subject to adjustment from time to time only as set forth hereinafter:

            a. In case the Company shall declare a Common Stock dividend on the Common Stock, then the Option Price shall be proportionately decreased as of the close of business on the date of record of said Common Stock dividend in proportion to such increase of outstanding shares of Common Stock.

            b. If the Company shall at any time subdivide its outstanding Common Stock by recapitalization, reclassification or split-up thereof, the Option Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the Option Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Option Price shall become effective at the close of business on the record date for such subdivision or combination. The Option Price shall be proportionately increased or decreased, as the case may be, in proportion to such increase or decrease, as the case may be, of outstanding shares of Common Stock.

            c. Upon any adjustment of the Option Price as hereinabove provided, the number of shares of Common Stock issuable upon exercise of the Options remaining unexercised immediately prior to any such adjustment, shall be changed to the number of shares determined by dividing (i) the appropriate Option Price payable for the purchase of all shares of Common Stock issuable upon exercise of all of the Options remaining unexercised immediately prior to such adjustment by
(ii) the Option Price per share of Common Stock in effect immediately after such adjustment. Pursuant to this formula, the total sum payable to the Company upon the exercise of the Options remaining unexercised immediately prior to such adjustment shall remain constant.

            d. (i) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, person, or entity, or the sale of all or substantially all of its assets to another corporation, person, or entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash, property, or assets with respect to or in exchange for Common Stock, and provided no election is made by the Company pursuant to subsection
(ii) hereof, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, person, or entity, as the case may be, shall agree that the registered holder of the Options shall have the right thereafter and until the Termination Date to exercise such Options for the kind and amount of stock, securities, cash, property, or assets receivable upon such reorganization, reclassification, consolidation, merger, or sale by a holder of the number of shares of Common Stock for the purchase of which such Options might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to such subsequent adjustments which shall be equivalent or nearly equivalent as may be practicable to the adjustments provided for in this Section 8.

                  (ii) Notwithstanding subsection (i) hereof and in lieu thereof, the Company may elect by written notice to the registered holder hereof, to require such registered holder to exercise all of the Options remaining unexercised prior to any such reorganization, reclassification, consolidation, merger or sale. If the holder of this Option shall not exercise all or any part of the Options remaining unexercised prior to such event, such unexercised Options shall automatically become null and void upon the occurrence of any such event, and of no further force and effect. The Common Stock issued pursuant to any such exercise shall be deemed to be issued and outstanding immediately prior to any such event, and shall be entitled to be treated as any other issued and outstanding share of Common Stock in connection with such event. If an election is not made by the Company pursuant to this subsection
(ii) in connection with any such event, then the provisions of subsection (i) hereof shall apply to such event.

                  (iii) Notwithstanding anything else contained herein, including Section 3 hereof, immediately prior to any such reoganization, reclassification, consolidation, merger or sale, which constitutes a Change In Control, and provided that DeMEDIO is then employed by the Company, any Options which have not become vested pursuant to Section 3 hereof, shall become fully vested and exercisable immediately prior to any such event, and shall be subject to subsection (i) or (ii) hereof, as the case may be.

      For purposes hereof, the term "Change In Control" shall mean a sale, transfer, assignment, or other disposition (including by reorganization, merger or consolidation), of a controlling interest (i.e., at least 51% of the voting power) of the then outstanding stock of the Company, or of all or substantially all of the assets of the Company, or a liquidation or dissolution of the Company. Other than in connection with a liquidation or dissolution, any such transaction shall not, however, constitute a Change In Control if following such transaction, the beneficial owners of the voting stock of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 51% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors of the entity or entities resulting from such transaction (including without limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company's assets, either directly or through one or more subsidiaries).

            e. Whenever the Option Price and number of shares of Common Stock subject to this Option is adjusted as herein provided, the Company shall promptly mail to the registered holder of this Option a statement signed by an officer of the Company setting forth the adjusted Option Price and the number of shares of Common Stock subject to this Option, determined as so provided.

            f. This form of Certificate need not be changed because of any adjustment which is required pursuant to this Section 8. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Certificate that the Company may deem appropriate and that does not affect the substance hereof; and any Certificate thereafter issued, whether in exchange or substitution for this Certificate or otherwise, may be in the form as so changed.

      9. Reservation. There has been reserved, and the Company shall at all times keep reserved out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the Options. The Company agrees that all shares of Common Stock issued upon exercise of the Options shall be, at the time of delivery of the Certificates for such Common Stock, validly issued and outstanding, fully paid and non-assessable.

      10. Fractional Shares. The Company shall not issue any fractional shares of Common Stock pursuant to any exercise of any Option and shall pay cash to the holder of any Option in lieu of any such fractional shares.

      11. No Right. The holder of any Options shall not be entitled to any of the rights of a shareholder of the Company prior to the date of issuance of the Common Stock by the Company pursuant to an exercise of any Option.

      12. Securities Laws. As a condition to the issuance of any Common Stock pursuant to the Options, the holder of such Common Stock shall execute and deliver such representations, warranties, and covenants, that may be required by applicable federal and state securities law, or that the Company determines is reasonably necessary in connection with the issuance of such Common Stock. In addition, the certificates representing the Common Stock shall contain such legends, or restrictive legends, or stop transfer instructions, as shall be required by applicable Federal or state securities laws, or as shall be reasonably required by the Company.

      13. Applicable Law. The Options and this Certificate shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws thereof regardless of its choice of law rules.

      IN WITNESS WHEREOF, USA TECHNOLOGIES, INC., has executed and delivered this Certificate and caused its corporate seal to be affixed hereto.

                                                  USA TECHNOLOGIES, INC.


                                By:     /S/ George R. Jensen, Jr.
                                        -----------------------------------
                                        George R. Jensen, Jr.,
                                        Chief Executive Officer


                                Attest: /S/ Stephen P. Herbert
                                        -----------------------------------
                                        Stephen P. Herbert, Secretary
Dated: April 12, 2005

USA TECHNOLOGIES, INC.
100 Deerfield Lane, Suite 140
Malvern, Pennsylvania  19355
Attn:  George R. Jensen, Jr.,
       Chief Executive Officer


                              ELECTION TO PURCHASE
                              --------------------

      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Option Certificate No. of the Company. The undersigned desires to purchase shares of Common Stock provided for therein and tenders herewith full payment of the Option Price for the shares of Common Stock being purchased, all in accordance with the Certificate. The undersigned requests that a Certificate representing such shares of Common Stock shall be issued to and registered in the name of, and delivered to, the undersigned at the following address:______________________________________. If said number of shares of Common Stock shall not be all the shares purchasable under the Certificate, then a new Common Stock Option Certificate for the balance remaining of the shares of Common Stock purchasable shall be issued to and registered in the name of, and delivered to, the undersigned at the address set forth above.



Dated: _____________, 200_                     Signature:___________________